UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM N-CSRS


      CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                       INVESTMENT COMPANIES


Investment Company Act file number 811-02857
                                   811-21434

Name of Fund:  Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.
               Master Core Bond Portfolio of Master Bond Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
      Executive Officer, Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and Master Core Bond Portfolio of Master Bond Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 03/31/05

Item 1 -   Report to Stockholders


Core Bond Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of March 31, 2005                                     6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 6.88%        + 6.69%
Small-cap U.S. equities (Russell 2000 Index)                            + 8.00         + 5.41
International equities (MSCI Europe Australasia Far East Index)         +15.13         +15.06
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.47         + 1.15
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 1.21         + 2.67
High yield bonds (Credit Suisse First Boston High Yield Index)          + 3.39         + 7.84

The U.S. economy continued to show resilience in the face of the Federal Reserve Board's (the Fed's) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program brought the federal funds rate to 2.75% by period-end as the central bank continued its campaign to combat emergent inflation.

In fact, business costs have been rising, which is beginning to put pressure on corporate profit margins. Consumer prices have been moving up as well, particularly in the areas of gasoline prices, healthcare costs, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in the first quarter of 2005. On the positive side, corporations have been accelerating their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown later this year.
International equities, especially in Asia, have benefited from higher economic growth rates. China, in particular, recorded growth of more than 9% in 2004.

In the bond market, long-term interest rates finally began to inch higher while significant increases have been recorded on the short end. This resulted in a flattening of the yield curve throughout much of the current reporting period. At March 31, 2005, the two-year Treasury note yielded 3.80% and the 10-year note yielded 4.50%, a difference of 70 basis points (.70%). This compared to a spread of 151 basis points six months earlier and 226 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



We are pleased to present to you the management team of

Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Portfolio Managers John Burger, James Pagano, Patrick Maldari and Frank Viola co-manage Merrill Lynch Bond Fund, Inc. - Core Bond Portfolio. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of AIMR and NYSSA. Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA (R) charterholder and a member of the Association for Investment Management and Research
(AIMR) and the New York Society of Security Analysts (NYSSA).
Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.



Table of Contents                                          Page

A Letter From the President                                   2
A Discussion With Your Fund's Portfolio Managers              4
Performance Data                                              6
Disclosure of Expenses                                        8
Core Bond Portfolio Financial Statements                      9
Core Bond Portfolio Financial Highlights                     12
Core Bond Portfolio Notes to Financial Statements            17
Portfolio Information                                        20
Master Core Bond Portfolio Schedule of Investments           21
Master Core Bond Portfolio Financial Statements              33
Master Core Bond Portfolio Financial Highlights              35
Master Core Bond Portfolio Notes to Financial Statements     36
Disclosure of Investment Advisory Agreement                  40
Officers and Directors/Trustees                              42



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



A Discussion With Your Fund's Portfolio Managers


The Portfolio provided competitive returns for the period, benefiting from a tactical approach to higher-beta credits and a short duration profile that helped as long-term interest rates finally inched higher.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2005, Core Bond Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +.64%, +.37%, +.35%, +.76% and +.51%, respectively. For the same period, the benchmark Lehman Brothers Aggregate Bond Index posted a return of +.47%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.)

The Portfolio provided competitive returns over the past six months, benefiting from an overweight to credit product (including corporate bonds and high yield issues) in the first half of the period and a short duration profile and a reduction in credit exposure in the second half.

Our above-benchmark exposure to credit product at the beginning of the period consisted of a 12% overweighting in investment grade and crossover credits and a 2.5% overweighting in high yield issues. These securities, as well as mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities (collectively known as spread product given their low correlation to Treasury issues), continued to benefit in the fourth quarter of 2004 as investors grabbed for yield at year-end and credit spreads continued to narrow. By maintaining our focus on those areas of the market with a low correlation to Treasury issues, we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns.

Entering the first quarter of 2005, we began to reduce our exposure to spread sectors given their relative outperformance and a pronounced change in market sentiment. This benefited Portfolio performance, as it appeared inves-tors had finally started to heed the warning issued by the Federal Reserve Board (the Fed) in December. Specifically, at the December Federal Open Market Committee meeting, the Fed addressed the idea of potentially excessive risk-taking in financial markets evidenced by, among other things, quite narrow credit spreads.

Having reduced our credit exposure, it was our duration profile and yield curve exposure that drove the Portfolio's performance in the second half of the period. The Portfolio's duration was approximately 10% - 15% shorter than the index throughout the first quarter of 2005. For the most part, we expressed our duration short through an under-exposure to securities with maturities under five years. In establishing the short duration, our goal was to moderate the Portfolio's sensitivity to interest rate movements in anticipation of rising interest rates over the long term. After remaining stubbornly low for some time, long-term interest rates finally began to move higher in the first quarter of 2005, and our short duration paid off. The impetus for the interest rate increase was a February 14 statement by Fed Chairman Alan Greenspan, in which he described the low long-term interest rates as a "conundrum." While short-term interest rates rose in concert with the Fed interest rate hikes, long-term interest rates were not as quick to respond to the Fed actions. Shortly after Greenspan's statement, the yield on the 10-year Treasury note began to climb from 4% to a high of 4.65%, before retracing to 4.50% by period-end.

Overall, the economy performed relatively well throughout the six-month period. Gross domestic product grew 3.8% in the fourth quarter of 2004, and similar growth is expected in the first quarter of 2005. Importantly, inflation expectations picked up markedly as a result of higher year-over-year inflation measures, as well as increasing consumer and energy prices. This encouraged the Fed to continue its measured program of interest rate hikes throughout the period. During this time, the Fed increased the federal funds rate four times, a total of 100 basis points (1%), bringing the short-term interest rate target to 2.75% by period-end.


What changes were made to the Portfolio during the period?

In late December and early January, we significantly reduced our exposure to both investment grade credit and high yield bonds, bringing our overweight to investment grade credit from 12% to 4% and our overweight to high yield from 2.5% to less than 1%. At the same time, we also improved the overall credit quality of the corporate bonds we own in the Portfolio. We believe this makes for a much less volatile product, and brings the Portfolio closer in line with its benchmark. These changes helped drive performance during the last three months of the period.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Notably, we also reduced the Portfolio's exposure to the domestic auto sector, an area we had favored for some time, particularly via our positions in Ford Motor Company, General Motors Corporation and DaimlerChrysler NA Holding Corporation. Recent earnings disappointments in the auto industry have had an effect on these credits and, arguably, the overall economy. For that reason, we are continuing to aggressively reduce our exposure to this sector in anticipation of a further widening of credit spreads.

Aside from our continued reduction in autos and a slight underweighting in the mortgage sector, the Portfolio is largely neutral in terms of sector allocations. In fact, we are focusing on our duration call as the key driver of Portfolio performance. In that regard, we have an above-market weighting in 30-year Treasury securities. We believe the yield curve will flatten further as short-term interest rates continue to rise more sharply than long-term interest rates. This, combined with some positive technicals that are helping to support the long end of the Treasury curve, should present an opportunity at the long end. Specifically, it is largely anticipated that pension reform on the part of the U.S. Department of Labor will require pension funds to begin adding longer-dated fixed income assets to their portfolios. We are trying to get in front of this potential opportunity, as we expect that the new legislation, combined with the yield curve flattening, will put greater demand on the long end of the Treasury curve. These longer-term investments do not affect our overall short duration target.


How would you characterize the Portfolio's position at the close of the period?

We maintained our short duration bias at period-end, as we are expecting interest rates to drift up modestly from their current levels. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed looks to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the housing market.

Overall, we would describe the Portfolio's position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of modest exposure to corporate, high yield and mortgage-backed securities. Essentially, we are waiting for an opportunity to enter riskier asset classes and to bring the portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.


John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

April 6, 2005


We are pleased to announce that John Burger and Frank Viola have joined Patrick Maldari and James Pagano in the day-to-day management of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. Mr. Burger is a Director of MLIM since 2000 and Vice President thereof from 1998 to 2000. Mr. Viola has been a Director of MLIM since 1997.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Administrator voluntarily waived its administrative fee. Without such waiver, the Portfolio's performance would have been lower.


Recent Performance Results
                                                        6-Month           12-Month         10-Year        Standardized
As of March 31, 2005                                  Total Return      Total Return     Total Return     30-day Yield
Core Bond Portfolio Class A Shares*                       +.64%            +1.12%          + 81.99%           2.84%
Core Bond Portfolio Class B Shares*                       +.37             + .68           + 72.82            2.44
Core Bond Portfolio Class C Shares*                       +.35             + .63           + 71.90            2.38
Core Bond Portfolio Class I Shares*                       +.76             +1.46           + 86.58            3.08
Core Bond Portfolio Class R Shares*                       +.51             + .95           + 78.49            2.71
Lehman Brothers Aggregate Bond Index**                    +.47             +1.15           + 99.32              --
ML U.S. Corporate Master Index***                         +.45             +1.11           +111.09              --

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

 ** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

*** This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/05                   +1.12%           -2.92%
Five Years Ended 3/31/05                 +6.38            +5.52
Ten Years Ended 3/31/05                  +6.17            +5.74

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                       Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/05                   +0.68%           -3.23%
Five Years Ended 3/31/05                 +5.84            +5.52
Ten Years Ended 3/31/05                  +5.62            +5.62

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/05                   +0.63%           -0.35%
Five Years Ended 3/31/05                 +5.78            +5.78
Ten Years Ended 3/31/05                  +5.57            +5.57

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/05                   +1.46%           -2.60%
Five Years Ended 3/31/05                 +6.65            +5.78
Ten Years Ended 3/31/05                  +6.44            +6.00

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 3/31/05                                    +0.95%
Five Years Ended 3/31/05                                  +6.24
Ten Years Ended 3/31/05                                   +5.96



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on October 1, 2004 and held through March 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                          Beginning              Ending         During the Period*
                                                        Account Value        Account Value      October 1, 2004 to
                                                          October 1,           March 31,            March 31,
                                                             2004                 2005                 2005
Actual

Class A                                                     $1,000             $1,006.40              $4.25
Class B                                                     $1,000             $1,003.70              $6.84
Class C                                                     $1,000             $1,003.50              $7.09
Class I                                                     $1,000             $1,007.60              $3.00
Class R                                                     $1,000             $1,005.10              $5.50

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000             $1,020.69              $4.28
Class B                                                     $1,000             $1,018.10              $6.89
Class C                                                     $1,000             $1,017.85              $7.14
Class I                                                     $1,000             $1,021.94              $3.02
Class R                                                     $1,000             $1,019.45              $5.54

 * For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class
   (.85% for Class A, 1.37% for Class B, 1.42% for Class C, .60% for Class I and 1.10% for Class R),
   multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Portfolio is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statement of Assets and Liabilities                                                                     Core Bond Portfolio

As of March 31, 2005
Assets

           Investment in Master Core Bond Portfolio (the "Master Portfolio"), at value
           (identified cost--$1,844,734,450)                                                                $ 1,848,241,583
           Prepaid expenses                                                                                          84,157
                                                                                                            ---------------
           Total assets                                                                                       1,848,325,740
                                                                                                            ---------------

Liabilities

           Payables:
               Dividends to shareholders                                                  $     1,336,832
               Other affiliates                                                                   922,225
               Distributor                                                                        498,536
               Administrator                                                                      368,267         3,125,860
                                                                                          ---------------
           Accrued expenses                                                                                          41,510
                                                                                                            ---------------
           Total liabilities                                                                                      3,167,370
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,845,158,370
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     4,665,216
           Class B Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                          2,778,573
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          2,354,730
           Class I Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                          5,859,255
           Class R Shares of Common Stock, $.10 par value, 250,000,000 shares authorized                            166,993
           Paid-in capital in excess of par                                                                   1,839,572,044
           Undistributed investment income--net                                           $     5,038,408
           Accumulated realized capital losses allocated from the Master Portfolio--net      (18,783,982)
           Unrealized appreciation allocated from the Master Portfolio--net                     3,507,133
                                                                                          ---------------
           Total accumulated losses--net                                                                       (10,238,441)
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,845,158,370
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $544,157,366 and 46,652,161 shares outstanding                   $         11.66
                                                                                                            ===============
           Class B--Based on net assets of $323,909,994 and 27,785,731 shares outstanding                   $         11.66
                                                                                                            ===============
           Class C--Based on net assets of $274,579,566 and 23,547,297 shares outstanding                   $         11.66
                                                                                                            ===============
           Class I--Based on net assets of $683,030,535 and 58,592,552 shares outstanding                   $         11.66
                                                                                                            ===============
           Class R--Based on net assets of $19,480,909 and 1,669,927 shares outstanding                     $         11.67
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statement of Operations                                                                                 Core Bond Portfolio

For the Six Months Ended March 31, 2005
Investment Income

           Net investment income allocated from the Master Portfolio:
               Interest                                                                                     $    32,201,291
               Dividends                                                                                            224,861
               Securities lending--net                                                                               23,588
               Expenses                                                                                           (910,169)
                                                                                                            ---------------
           Total income                                                                                          31,539,571
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     3,161,714
           Account maintenance and distribution fees--Class B                                   1,255,081
           Account maintenance and distribution fees--Class C                                     919,447
           Transfer agent fees--Class I                                                           597,695
           Account maintenance fees--Class A                                                      564,476
           Transfer agent fees--Class A                                                           394,373
           Transfer agent fees--Class B                                                           328,127
           Transfer agent fees--Class C                                                           225,580
           Printing and shareholder reports                                                        64,464
           Registration fees                                                                       55,933
           Account maintenance and distribution fees--Class R                                      43,414
           Professional fees                                                                       16,497
           Transfer agent fees--Class R                                                            15,098
           Other                                                                                   10,848
                                                                                          ---------------
           Total expenses before waiver                                                         7,652,747
           Waiver of expenses                                                                   (555,606)
                                                                                          ---------------
           Total expenses after waiver                                                                            7,097,141
                                                                                                            ---------------
           Investment income--net                                                                                24,442,430
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) Allocated from the Master Portfolio--Net

           Realized gain--net                                                                                     5,489,639
           Change in unrealized appreciation/depreciation--net                                                 (20,226,037)
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                             (14,736,398)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     9,706,032
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statements of Changes in Net Assets                                                                     Core Bond Portfolio

                                                                                            For the Six         For the
                                                                                           Months Ended        Year Ended
                                                                                             March 31,       September 30,
Increase (Decrease) in Net Assets:                                                              2005             2004++
Operations

           Investment income--net                                                         $    24,442,430   $    45,868,235
           Realized gain--net                                                                   5,489,639        33,776,777
           Change in unrealized appreciation/depreciation--net                               (20,226,037)      (18,464,917)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 9,706,032        61,180,095
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                        (9,435,572)      (13,583,236)
               Class B                                                                        (6,134,196)       (8,259,029)
               Class C                                                                        (4,141,542)       (2,887,840)
               Class I                                                                       (15,141,433)      (21,041,859)
               Class R                                                                          (347,681)         (166,868)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (35,200,424)      (45,938,832)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase (decrease) in net assets derived from capital share transactions      213,715,582     (248,085,135)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                            188,221,190     (232,843,872)
           Beginning of period                                                              1,656,937,180     1,889,781,052
                                                                                          ---------------   ---------------
           End of period*                                                                 $ 1,845,158,370   $ 1,656,937,180
                                                                                          ===============   ===============
             * Undistributed investment income--net                                       $     5,038,408   $    15,796,402
                                                                                          ===============   ===============

            ++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Financial Highlights                                                                                    Core Bond Portfolio
                                                                                      Class A

                                                       For the Six
The following per share data and ratios have           Months Ended
been derived from information                           March 31,                For the Year Ended September 30,
provided in the financial statements.                      2005          2004++++         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period       $       11.83   $        11.73   $    11.52   $    11.21   $    10.68
                                                      -------------   --------------   ----------   ----------   ----------
           Investment income--net                             .17++            .34++        .39++          .50          .63
           Realized and unrealized gain (loss)--net           (.09)              .07          .23          .31          .53
                                                      -------------   --------------   ----------   ----------   ----------
           Total from investment operations                     .08              .41          .62          .81         1.16
                                                      -------------   --------------   ----------   ----------   ----------
           Less dividends from investment income--net         (.25)            (.31)        (.41)        (.50)        (.63)
                                                      -------------   --------------   ----------   ----------   ----------
           Net asset value, end of period             $       11.66   $        11.83   $    11.73   $    11.52   $    11.21
                                                      =============   ==============   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share               .64%+++            3.58%        5.51%        7.44%       11.16%
                                                      =============   ==============   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                       .85%*+++++        .85%+++++         .85%         .84%         .86%
                                                      =============   ==============   ==========   ==========   ==========
           Expenses                                      .92%*+++++        .89%+++++         .85%         .84%         .86%
                                                      =============   ==============   ==========   ==========   ==========
           Investment income--net                       2.92%*+++++       2.65%+++++        3.39%        4.43%        5.75%
                                                      =============   ==============   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)   $     544,157   $      426,393   $  484,030   $  286,726   $  201,269
                                                      =============   ==============   ==========   ==========   ==========
           Portfolio turnover                         84.05%+++++++   258.01%+++++++      287.00%      281.67%      262.47%
                                                      =============   ==============   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

       +++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                                        Core Bond Portfolio
                                                                                      Class B

                                                       For the Six
The following per share data and ratios have           Months Ended
been derived from information                           March 31,                For the Year Ended September 30,
provided in the financial statements.                      2005          2004++++         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period       $       11.83   $        11.73   $    11.52   $    11.21   $    10.68
                                                      -------------   --------------   ----------   ----------   ----------
           Investment income--net                             .14++            .27++        .34++          .44          .57
           Realized and unrealized gain (loss)--net           (.09)              .08          .22          .31          .53
                                                      -------------   --------------   ----------   ----------   ----------
           Total from investment operations                     .05              .35          .56          .75         1.10
                                                      -------------   --------------   ----------   ----------   ----------
           Less dividends from investment income--net         (.22)            (.25)        (.35)        (.44)        (.57)
                                                      -------------   --------------   ----------   ----------   ----------
           Net asset value, end of period             $       11.66   $        11.83   $    11.73   $    11.52   $    11.21
                                                      =============   ==============   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share               .37%+++            3.04%        4.96%        6.89%       10.59%
                                                      =============   ==============   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                      1.37%*+++++       1.36%+++++        1.36%        1.36%        1.38%
                                                      =============   ==============   ==========   ==========   ==========
           Expenses                                     1.44%*+++++       1.47%+++++        1.36%        1.36%        1.38%
                                                      =============   ==============   ==========   ==========   ==========
           Investment income--net                       2.41%*+++++       2.14%+++++        2.94%        3.93%        5.25%
                                                      =============   ==============   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)   $     323,910   $      344,585   $  449,985   $  487,746   $  511,166
                                                      =============   ==============   ==========   ==========   ==========
           Portfolio turnover                         84.05%+++++++   258.01%+++++++      287.00%      281.67%      262.47%
                                                      =============   ==============   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

       +++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                                        Core Bond Portfolio
                                                                                      Class C

                                                       For the Six
The following per share data and ratios have           Months Ended
been derived from information                           March 31,                For the Year Ended September 30,
provided in the financial statements.                      2005          2004++++         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period       $       11.83   $        11.73   $    11.52   $    11.21   $    10.68
                                                      -------------   --------------   ----------   ----------   ----------
           Investment income--net                             .14++            .26++        .33++          .43          .57
           Realized and unrealized gain (loss)--net           (.10)              .09          .23          .31          .53
                                                      -------------   --------------   ----------   ----------   ----------
           Total from investment operations                     .04              .35          .56          .74         1.10
                                                      -------------   --------------   ----------   ----------   ----------
           Less dividends from investment income--net         (.21)            (.25)        (.35)        (.43)        (.57)
                                                      -------------   --------------   ----------   ----------   ----------
           Net asset value, end of period             $       11.66   $        11.83   $    11.73   $    11.52   $    11.21
                                                      =============   ==============   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share               .35%+++            2.99%        4.91%        6.83%       10.53%
                                                      =============   ==============   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                      1.42%*+++++       1.39%+++++        1.42%        1.42%        1.44%
                                                      =============   ==============   ==========   ==========   ==========
           Expenses                                     1.49%*+++++       1.39%+++++        1.42%        1.42%        1.44%
                                                      =============   ==============   ==========   ==========   ==========
           Investment income--net                       2.36%*+++++       2.12%+++++        2.86%        3.85%        5.16%
                                                      =============   ==============   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)   $     274,580   $      188,416   $  131,739   $  110,065   $   76,963
                                                      =============   ==============   ==========   ==========   ==========
           Portfolio turnover                         84.05%+++++++   258.01%+++++++      287.00%      281.67%      262.47%
                                                      =============   ==============   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

       +++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Financial Highlights (continued)                                                                        Core Bond Portfolio
                                                                                      Class I

                                                       For the Six
The following per share data and ratios have           Months Ended
been derived from information                           March 31,                For the Year Ended September 30,
provided in the financial statements.                      2005          2004++++         2003         2002         2001
Per Share Operating Performance

           Net asset value, beginning of period       $       11.83   $        11.73   $    11.52   $    11.21   $    10.68
                                                      -------------   --------------   ----------   ----------   ----------
           Investment income--net                             .19++            .37++        .43++          .53          .66
           Realized and unrealized gain (loss)--net           (.10)              .07          .22          .31          .53
                                                      -------------   --------------   ----------   ----------   ----------
           Total from investment operations                     .09              .44          .65          .84         1.19
                                                      -------------   --------------   ----------   ----------   ----------
           Less dividends from investment income--net         (.26)            (.34)        (.44)        (.53)        (.66)
                                                      -------------   --------------   ----------   ----------   ----------
           Net asset value, end of period             $       11.66   $        11.83   $    11.73   $    11.52   $    11.21
                                                      =============   ==============   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share               .76%+++            3.84%        5.77%        7.71%       11.44%
                                                      =============   ==============   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                       .60%*+++++        .60%+++++         .60%         .59%         .61%
                                                      =============   ==============   ==========   ==========   ==========
           Expenses                                      .67%*+++++        .68%+++++         .60%         .59%         .61%
                                                      =============   ==============   ==========   ==========   ==========
           Investment income--net                       3.18%*+++++       2.90%+++++        3.67%        4.68%        6.03%
                                                      =============   ==============   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)   $     683,031   $      683,828   $  823,981   $  645,820   $  519,815
                                                      =============   ==============   ==========   ==========   ==========
           Portfolio turnover                         84.05%+++++++   258.01%+++++++      287.00%      281.67%      262.47%
                                                      =============   ==============   ==========   ==========   ==========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

       +++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Financial Highlights (concluded)                                                                        Core Bond Portfolio
                                                                                                Class R

                                                                                                             For the Period
                                                                            For the Six       For the Year     January 3,
                                                                            Months Ended         Ended         2003++ to
The following per share data and ratios have been derived                    March 31,       September 30,   September 30,
from information provided in the financial statements.                          2005            2004++++          2003
Per Share Operating Performance

           Net asset value, beginning of period                             $        11.84    $        11.74    $     11.49
                                                                            --------------    --------------    -----------
           Investment income--net***                                                   .16               .32            .21
           Realized and unrealized gain (loss)--net                                  (.10)               .07            .35
                                                                            --------------    --------------    -----------
           Total from investment operations                                            .06               .39            .56
                                                                            --------------    --------------    -----------
           Less dividends from investment income--net                                (.23)             (.29)          (.31)
                                                                            --------------    --------------    -----------
           Net asset value, end of period                                   $        11.67    $        11.84    $     11.74
                                                                            ==============    ==============    ===========

Total Investment Return**

           Based on net asset value per share                                      .51%+++             3.39%       4.97%+++
                                                                            ==============    ==============    ===========

Ratios to Average Net Assets

           Expenses, net of waiver                                             1.10%*+++++         .78%+++++         1.11%*
                                                                            ==============    ==============    ===========
           Expenses                                                            1.17%*+++++         .78%+++++         1.11%*
                                                                            ==============    ==============    ===========
           Investment income--net                                              2.69%*+++++        2.70%+++++         2.37%*
                                                                            ==============    ==============    ===========

Supplemental Data

           Net assets, end of period (in thousands)                         $       19,481    $       13,716    $        46
                                                                            ==============    ==============    ===========
           Portfolio turnover                                                84.05%+++++++    258.01%+++++++        287.00%
                                                                            ==============    ==============    ===========

             * Annualized.

            ** Total investment returns exclude the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

          ++++ On October 1, 2003, the Fund converted from a stand-alone investment company to a
               "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.
               All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure.

           +++ Aggregate total investment return.

         +++++ Includes the Fund's share of the Master Portfolio's allocated expenses.

       +++++++ Portfolio turnover for the Master Portfolio.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Notes to Financial Statements
Core Bond Portfolio


1. Significant Accounting Policies:
The Core Bond Portfolio (the "Portfolio") is one of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.The Fund seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio (the "Master Portfolio"), of Master Bond Trust, a mutual fund that has the same investment objective and strategies as the Portfolio. The value of the Portfolio's investment in the Master Portfolio reflects the Portfolio's proportionate interest in the net assets of the Master Portfolio. The performance of the Portfolio is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Master Portfolio owned by the Portfolio at March 31, 2005 was 64.9%. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--The Portfolio records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1a of the Master
Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Portfolio records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months ended March 31, 2005, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio and Intermediate Term Portfolio was approximately $4,037,250,000.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Notes to Financial Statements (continued)
Core Bond Portfolio


FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. FAM has contractually agreed to waive the Portfolio's investment advisory fee in the amount of the Portfolio's share of the investment advisory fee paid by the Master Portfolio. For the six months ended March 31, 2005, FAM earned fees of $3,161,714, of which $555,606 were waived.

The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .50%
Class C                          .25%                   .55%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:


                                 FAMD                 MLPF&S

Class A                     $  32,272              $ 318,861
Class I                     $     870              $   5,605


For the six months ended March 31, 2005, MLPF&S received contingent deferred sales charges of $135,396 and $26,057 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $213,715,582 and $(248,085,135) for the six months ended March 31, 2005 and the year ended September 30, 2004, respectively.


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                           13,320,699   $    156,465,277
Automatic conversion of shares           687,117          8,125,010
Shares issued to shareholders
   in reinvestment of dividends          522,522          6,163,659
                                  --------------   ----------------
Total issued                          14,530,338        170,753,946
Shares redeemed                      (3,909,311)       (46,168,220)
                                  --------------   ----------------
Net increase                          10,621,027   $    124,585,726
                                  ==============   ================


Class A Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           12,164,129   $    142,389,533
Automatic conversion of shares         2,388,888         27,886,719
Shares issued to shareholders
   in reinvestment of dividends          823,953          9,655,758
                                  --------------   ----------------
Total issued                          15,376,970        179,932,010
Shares redeemed                     (20,600,098)      (242,646,844)
                                  --------------   ----------------
Net decrease                         (5,223,128)   $   (62,714,834)
                                  ==============   ================



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Notes to Financial Statements (concluded)
Core Bond Portfolio


Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            3,633,883   $     42,900,424
Shares issued to shareholders
   in reinvestment of dividends          380,058          4,482,554
                                  --------------   ----------------
Total issued                           4,013,941         47,382,978
Automatic conversion of shares         (687,651)        (8,125,010)
Shares redeemed                      (4,676,824)       (55,212,136)
                                  --------------   ----------------
Net decrease                         (1,350,534)   $   (15,954,168)
                                  ==============   ================


Class B Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            6,212,833   $     72,641,246
Shares issued to shareholders
   in reinvestment of dividends          495,143          5,800,608
                                  --------------   ----------------
Total issued                           6,707,976         78,441,854
Automatic conversion of shares       (2,390,022)       (27,886,719)
Shares redeemed                     (13,558,943)      (158,595,112)
                                  --------------   ----------------
Net decrease                         (9,240,989)   $  (108,039,977)
                                  ==============   ================


Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            9,515,210   $    112,381,810
Shares issued to shareholders
   in reinvestment of dividends          271,204          3,197,601
                                  --------------   ----------------
Total issued                           9,786,414        115,579,411
Shares redeemed                      (2,166,278)       (25,602,099)
                                  --------------   ----------------
Net increase                           7,620,136   $     89,977,312
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            8,337,262   $     97,258,921
Shares issued to shareholders
   in reinvestment of dividends          173,952          2,038,470
                                  --------------   ----------------
Total issued                           8,511,214         99,297,391
Shares redeemed                      (3,815,557)       (44,659,731)
                                  --------------   ----------------
Net increase                           4,695,657   $     54,637,660
                                  ==============   ================


Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                            7,414,830   $     87,484,138
Shares issued to shareholders
   in reinvestment of dividends          409,694          4,832,086
                                  --------------   ----------------
Total issued                           7,824,524         92,316,224
Shares redeemed                      (7,053,871)       (83,254,766)
                                  --------------   ----------------
Net increase                             770,653   $      9,061,458
                                  ==============   ================


Class I Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                           19,808,273   $    231,959,176
Shares issued to shareholders
   in reinvestment of dividends          640,664          7,503,578
                                  --------------   ----------------
Total issued                          20,448,937        239,462,754
Shares redeemed                     (32,900,705)      (384,970,691)
                                  --------------   ----------------
Net decrease                        (12,451,768)   $  (145,507,937)
                                  ==============   ================


Class R Shares for the
Six Months Ended                                             Dollar
March 31, 2005                            Shares             Amount

Shares sold                              914,778   $     10,814,667
Shares issued to shareholders
   in reinvestment of dividends           26,858            316,895
                                  --------------   ----------------
Total issued                             941,636         11,131,562
Shares redeemed                        (430,636)        (5,086,308)
                                  --------------   ----------------
Net increase                             511,000   $      6,045,254
                                  ==============   ================


Class R Shares for the Year                                  Dollar
Ended September 30, 2004                  Shares             Amount

Shares sold                            1,536,793   $     18,017,184
Shares issued to shareholders
   in reinvestment of dividends           12,771            149,728
                                  --------------   ----------------
Total issued                           1,549,564         18,166,912
Shares redeemed                        (394,533)        (4,626,959)
                                  --------------   ----------------
Net increase                           1,155,031   $     13,539,953
                                  ==============   ================


4. Capital Loss Carryforward:
On September 30, 2004, the Fund had a capital loss carryforward of $23,660,885, of which $3,475,027 expires in 2006, $2,499,201 expires in 2007, $392,843 expires in
2008 and $17,293,814 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Portfolio Information as of March 31, 2005

Master Core Bond Portfolio


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds                                   28.7%
Asset-Backed Securities                           17.8
Government & Agency Obligations                    9.6
Government Agency Mortgage-Backed
   Securities                                      9.0
Non-Government Agency Mortgage-Backed
   Securities                                      8.2
Preferred Securities                               1.4
Other*                                            25.3

*Includes portfolio holdings in short-term investments and options.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments                                                  Master Core Bond Portfolio       (in U.S. dollars)
                                Face
                              Amount     Asset-Backed Securities++                                                 Value
                     USD  11,211,977     ACE Securities Corp. Series 2003-OP1 Class A2, 3.21% due
                                         12/25/2033 (b)                                                     $    11,230,242
                             995,214     Advanta Mortgage Loan Trust Series 1999-3 Class A4, 7.75% due
                                         10/25/2026                                                               1,015,975
                          14,431,942     Aegis Asset-Backed Securities Trust Series 2004-1 Class A, 3.20%
                                         due 4/25/2034 (b)                                                       14,461,128
                          18,575,000     Bear Stearns Adjustable Rate Mortgage Trust Series 2004-4
                                         Class A4, 3.514% due 6/25/2034 (b)                                      18,021,916
                          11,587,263     CIT Equipment Collateral Series 2003-VT1 Class A3A, 2.98% due
                                         4/20/2007 (b)                                                           11,596,284
                           6,498,530     CIT Group Home Equity Loan Trust Series 2003-1 Class A2, 2.35%
                                         due 4/20/2027                                                            6,479,873
                                         California Infrastructure Series 1997-1:
                           2,490,331         PG&E-1 Class A7, 6.42% due 9/25/2008                                 2,543,712
                           1,808,949         SCE-1 Class A6, 6.38% due 9/25/2008                                  1,849,461
                                         Capital Auto Receivables Asset Trust:
                           2,250,144         Series 2003-2 Class B, 3.09% due 1/15/2009 (b)                       2,254,119
                           4,150,000         Series 2004-2 Class D, 5.82% due 5/15/2012 (a)                       4,073,484
                          28,950,000     Capital One Master Trust Series 2000-4 Class C, 3.61% due
                                         8/15/2008 (a)(b)                                                        28,982,424
                           6,531,611     Centex Home Equity Series 2003-B Class AV, 3.13% due 6/25/2033 (b)       6,537,192
                                         Chase Credit Card Master Trust Class C (b):
                           9,750,000         Series 2000-3, 3.51% due 1/15/2008                                   9,781,438
                          17,000,000         Series 2003-1, 3.91% due 4/15/2008                                  17,109,740
                                         Countrywide Asset-Backed Certificates (b):
                           9,800,000         Series 2003-2 Class M1, 3.55% due 6/26/2033                          9,852,523
                          12,204,414         Series 2003-BC3 Class A2, 3.16% due 9/25/2033                       12,211,125
                          14,174,901         Series 2004-5 Class A, 3.30% due 10/25/2034                         14,239,696
                           7,550,000         Series 2004-5 Class M2, 3.52% due 7/25/2034                          7,588,615
                           8,950,000         Series 2004-13 Class AF4, 4.583% due 1/25/2033                       8,745,189
                           9,365,000         Series 2004-13 Class MF1, 5.071% due 12/25/2034                      9,163,951
                           9,200,000     Credit-Based Asset Servicing and Securitization Series 2005-CB2
                                         Series AV2, 3.10% due 4/25/2035                                          9,200,000
                                         First Franklin Mortgage Loan Asset-Backed Certificates Series
                                         Class A2 (b):
                           8,974,902         Series 2003-FF5, 2.82% due 3/25/2034                                 8,945,689
                          21,400,000         Series 2004-FF10, 3.25% due 11/25/2034                              21,483,730
                             700,000     GMAC Commercial Mortgage Securities, Inc. Series 2004-C3 Class AAB,
                                         4.702% due 12/10/2041 (b)                                                  686,506
                           2,253,530     HFC Home Equity Loan Asset-Backed Certificates Series 2002-2
                                         Class A, 3.15% due 4/20/2032 (b)                                         2,257,159
                          18,013,170     Home Equity Asset Trust Series 2005-1 Class A2, 3.13% due
                                         5/25/2035 (b)                                                           18,013,134
                           2,560,566     Household Automotive Trust Series 2002-3 Class A3A, 2.75% due
                                         6/18/2007                                                                2,558,603
                                         Long Beach Mortgage Loan Trust (b):
                           5,166,936         Series 2002-4 Class 2A, 3.31% due 11/26/2032                         5,182,822
                          15,728,260         Series 2004-1 Class A3, 3.15% due 2/25/2034                         15,746,207
                          10,850,000     MBNA Credit Card Master Note Trust Series 2001-C3 Class C3,
                                         6.55% due 12/15/2008                                                    11,185,875
                                         Morgan Stanley ABS Capital (b):
                           6,200,000         Series 2003-NC5 Class M2, 4.85% due 4/25/2033                        6,301,848
                          19,878,392         Series 2004-NC1 Class A2, 3.22% due 12/27/2033                      19,939,111
                          13,170,146         Series 2004-NC2 Class A2, 3.15% due 12/25/2033                      13,206,186
                          13,675,141         Series 2004-WMC1 Class A3, 3.10% due 6/25/2034                      13,681,737
                          26,302,550         Series 2005-HE1 Class A2MZ, 3.15% due 12/25/2034                    26,344,166
                                         New Century Home Equity Loan Trust Class A3 (b):
                          24,703,606         Series 2004-2, 3.10% due 4/25/2034                                  24,710,666
                          26,856,619         Series 2004-3, 3.24% due 11/25/2034                                 26,954,184
                                         Option One Mortgage Loan Trust (b):
                             327,611         Series 2002-4 Class A, 3.11% due 7/25/2032                             327,802
                          11,655,684         Series 2003-4 Class A2, 3.17% due 7/25/2033                         11,677,778
                           3,050,000         Series 2005-1 Class M5, 4.10% due 2/25/2035                          3,062,543
                                         Park Place Securities, Inc. Series 2005-WCH1 (b):
                          12,040,143         Class A1B, 3.15% due 1/25/2035                                      12,058,832
                          10,013,115         Class A3D, 3.19% due 1/25/2035                                      10,028,754
                           3,470,000     Popular ABS Mortgage Pass-Through Trust Series 2005-1 Class M2,
                                         5.507% due 5/25/2035                                                     3,399,516
                                         Residential Asset Mortgage Products, Inc. (b):
                          17,250,000         Series 2004-RS11 Class A2, 3.12% due 12/25/2033                     17,319,205
                          12,300,000         Series 2005-RS3 Class AI2, 3.02% due 3/25/2035                      12,300,000
                          16,653,328     Residential Asset Securities Corp. Series 2003-KS5 Class AIIB,
                                         3.14% due 7/25/2033 (b)                                                 16,684,676
                           5,006,477     Saxon Asset Securities Trust Series 2002-3 Class AV, 3.25% due
                                         12/25/2032 (b)                                                           5,011,798

                                         Total Asset-Backed Securities
                                         (Cost--$516,336,279)--18.1%                                            516,006,614


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
                              Amount     Government & Agency Obligations                                           Value
                     USD   5,740,000     City of Dallas, Texas, 5.25% due 2/15/2024                         $     5,669,972
                          21,400,000     Fannie Mae, 7.125% due 1/15/2030                                        27,135,885
                                         U.S. Treasury Bonds & Notes:
                          62,313,000         7% due 7/15/2006 (d)                                                64,946,721
                           6,900,000         6.50% due 2/15/2010                                                  7,597,818
                          22,885,000         4% due 2/15/2015                                                    21,987,473
                          11,250,000         7.50% due 11/15/2016                                                14,104,688
                           6,865,000         8.125% due 8/15/2019                                                 9,235,841
                          23,900,000         7.25% due 8/15/2022                                                 30,551,848
                           4,950,000         6.25% due 8/15/2023 (d)                                              5,763,463
                           4,950,000         6.625% due 2/15/2027 (d)                                             6,099,331
                          49,735,000         5.375% due 2/15/2031                                                54,205,331
                                         U.S. Treasury Inflation Indexed Bonds:
                          14,669,002         3.875% due 1/15/2009                                                16,176,990
                          12,846,144         3.50% due 1/15/2011                                                 14,350,389

                                         Total Government & Agency Obligations
                                         (Cost--$275,865,321)--9.8%                                             277,825,750



                                         Government Agency Mortgage-Backed Securities++

                                         Fannie Mae Guaranteed Pass-Through Certificates:
                          32,800,000         4.50% due 4/15/2020                                                 32,062,000
                          24,611,577         5.00% due 1/01/2020 - 2/01/2020                                     24,610,792
                          12,754,847         5.00% due 4/15/2035                                                 12,467,863
                          34,638,000         5.50% due 4/15/2035                                                 34,681,298
                          12,115,178         6.50% due 12/01/2028 - 3/01/2034                                    12,601,075
                           1,312,333     Fannie Mae Trust Series 2003-W19 Class 1A1, 2.01% due 11/25/2033         1,309,739
                                         Freddie Mac Mortgage Participation Certificates:
                          43,082,467         5.00% due 4/15/2035                                                 42,140,038
                           7,383,661         5.50% due 7/01/2016 - 1/01/2018                                      7,542,586
                          20,060,051         5.50% due 3/01/2035 - 4/15/2035                                     20,110,616
                           5,069,121         6.00% due 2/01/2017 - 2/01/2018                                      5,238,247
                          34,908,474         6.00% due 7/01/2034                                                 35,739,250
                           2,392,147         6.50% due 6/01/2016 - 7/01/2017                                      2,502,518
                           6,024,814         7.00% due 2/01/2031 - 4/01/2032                                      6,350,878
                                         Ginnie Mae MBS Certificates:
                           4,850,781         6.50% due 4/15/2032                                                  5,072,620
                           1,328,169         7.50% due 4/15/2031 - 1/15/2033                                      1,424,674
                          17,900,000     Ginnie Mae Trust Series 2004-6 Class C, 4.66% due 7/16/2033             17,559,010

                                         Total Government Agency Mortgage-Backed Securities
                                         (Cost--$262,688,260)--9.2%                                             261,413,204


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
                              Amount     Non-Government Agency Mortgage-Backed Securities++                        Value
Collateralized       USD   7,550,000     Ameriquest Mortgage Securities, Inc. Series 2004-R1 Class M2,
Mortgage                                 3.43% due 2/25/2034 (b)                                            $     7,567,408
Obligations--5.0%         21,250,000     Argent Securities, Inc. Series 2004-W11 Class A3, 3.21% due
                                         11/25/2034 (b)                                                          21,335,684
                              44,070     Collateralized Mortgage Obligation Trust Series 57 Class D, 9.90%
                                         due 2/01/2019                                                               44,521
                           1,559,380     Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-R4
                                         Class 1A1A, 2.216% due 7/25/2019                                         1,556,317
                          13,500,000     GE Dealer Floorplan Master Note Trust Series 2004-2 Class B, 3.14%
                                         due 7/20/2009 (b)                                                       13,538,462
                          10,300,000     Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 3.45%
                                         due 12/25/2034 (b)                                                      10,342,669
                          29,186,398     RMAC Plc Series 2003-NS2A Class A2C, 3.40% due 9/12/2035 (b)            29,268,485
                           4,897,000     Structured Asset Investment Loan Trust 2004-8 Class M4, 3.85% due
                                         9/25/2034 (b)                                                            4,927,040
                                         Structured Asset Securities Corp. (b):
                           4,372,589         Series 2002-9 Class A2, 3.15% due 10/25/2027                         4,373,510
                           8,736,130         Series 2004-23XS Class 2A1, 3.15% due 1/25/2035                      8,752,414
                                         Washington Mutual (b):
                              77,563         Series 2000-1 Class B1, 6.85% due 1/25/2040 (a)                         77,199
                           5,049,655         Series 2005-AR2 Class B4, 3.588% due 1/25/2045                       5,049,655
                          29,200,000     Wells Fargo Home Equity Trust Series 2004-2 Class A32, 3.19% due
                                         2/25/2032 (b)                                                           29,306,834
                           3,050,000     Whole Auto Loan Trust 2004-1 Class D, 5.60% due 3/15/2011                3,076,001
                                                                                                            ---------------
                                                                                                                139,216,199

Commercial                20,400,000     Banc of America Large Loan Series 2003-BBA2 Class A3, 3.13%
Mortgage-Backed                          due 11/15/2015 (a)(b)                                                   20,428,376
Securities--3.3%              27,687     BlackRock Capital Finance LP Series 1997-R2 Class AP, 7.90%
                                         due 12/25/2035 (a)(b)                                                       27,687
                                         COMM (b):
                          11,950,000         Series 2003-FL8 Class A2, 3.01% due 7/15/2015 (a)                   11,962,785
                          29,593,000         Series 2003-FL9 Class A3, 3.13% due 11/15/2015                      29,631,148
                           1,209,601     First Union National Bank-Bank of America Commercial Mortgage
                                         Trust Series 2001-C1 Class A1, 5.711% due 3/15/2033                      1,240,891
                             564,118     GS Mortgage Securities Corp. II Series 1998-C1 Class A1, 6.06%
                                         due 10/18/2030                                                             567,963
                                         Greenwich Capital Commercial Funding Corp.:
                           8,537,365         Series 2003-FL1 Class A, 3.19% due 7/05/2018 (b)                     8,540,509
                          16,000,000         Series 2004-GG1 Class A4, 4.755% due 6/10/2036                      15,994,605
                           9,020,503     Nationslink Funding Corp. Series 1999-2 Class A3, 7.181% due
                                         6/20/2031                                                                9,298,571
                             133,148     Ocwen Residential MBS Corp. Series 1998-R2 Class AP, 6.196% due
                                         11/25/2034 (a)(b)                                                          129,819
                                                                                                            ---------------
                                                                                                                 97,822,354

                                         Total Non-Government Agency Mortgage-Backed Securities
                                         (Cost--$236,775,870)--8.3%                                             237,038,553


Industry++++                             Corporate Bonds

Aerospace &                8,188,000     Goodrich Corp., 6.60% due 5/15/2009                                      8,753,463
Defense--0.5%              5,015,000     Raytheon Co., 8.30% due 3/01/2010                                        5,758,022
                                                                                                            ---------------
                                                                                                                 14,511,485

Airlines--0.3%             2,870,252     American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012              2,783,269
                           2,080,000     Continental Airlines, Inc. Series 2002-1, 6.563% due 8/15/2013           2,183,173
                           2,380,000     Southwest Airlines Co., 7.875% due 9/01/2007                             2,557,362
                                                                                                            ---------------
                                                                                                                  7,523,804

Automobiles--1.2%                        DaimlerChrysler NA Holding Corp.:
                          24,750,000         3.20% due 3/07/2007 (b)                                             24,753,019
                           3,560,000         4.75% due 1/15/2008                                                  3,543,143
                           3,670,000         7.75% due 1/18/2011                                                  4,069,050
                           2,990,000     Hyundai Motor Manufacturing Alabama LLC, 5.30% due 12/19/2008 (a)        2,997,418
                                                                                                            ---------------
                                                                                                                 35,362,630


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
Industry++++                  Amount     Corporate Bonds                                                           Value
Beverages--0.0%      USD     185,000     Diageo Capital Plc, 3.50% due 11/19/2007                           $       181,618

Biotechnology--0.4%       12,550,000     Abgenix, Inc., 3.50% due 3/15/2007 (e)                                  12,157,813

Capital                                  The Bear Stearns Cos., Inc.:
Markets--1.6%              5,305,000         3.03% due 1/30/2009 (b)                                              5,323,870
                           1,425,000         5.70% due 11/15/2014                                                 1,462,943
                           4,435,000     Corporacion Andina de Fomento, 6.875% due 3/15/2012                      4,877,835
                           6,560,000     Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009                6,553,656
                                         Goldman Sachs Group, Inc.:
                          11,820,000         5.70% due 9/01/2012                                                 12,168,690
                           6,170,000         5.25% due 10/15/2013                                                 6,129,284
                                         Lehman Brothers Holdings, Inc.:
                             400,000         4% due 1/22/2008                                                       394,807
                           7,965,000         3.50% due 8/07/2008                                                  7,759,304
                                         Mellon Funding Corp.:
                             885,000         4.875% due 6/15/2007                                                   897,405
                             250,000         6.40% due 5/14/2011                                                    270,818
                                                                                                            ---------------
                                                                                                                 45,838,612

Chemicals--0.1%            1,880,000     Yara International ASA, 5.25% due 12/15/2014 (a)                         1,855,153

Commercial Banks--2.1%                   Bank of America Corp.:
                           1,800,000         5.875% due 2/15/2009                                                 1,881,522
                           4,625,000         4.875% due 9/15/2012                                                 4,615,736
                           2,705,000     Bank One Corp., 8% due 4/29/2027                                         3,420,132
                           5,690,000     Barclays Bank Plc, 8.55% (a)(g)                                          6,723,133
                           3,280,000     FirstBank Puerto Rico, 7.625% due 12/20/2005                             3,320,495
                           4,995,000     HSBC Bank USA NA, 5.875% due 11/01/2034                                  5,027,887
                                         HSBC Finance Corp.:
                           4,695,000         6.50% due 11/15/2008                                                 4,976,338
                           1,905,000         5.875% due 2/01/2009                                                 1,982,271
                           1,670,000     Hudson United Bancorp, 8.20% due 9/15/2006                               1,750,372
                           3,100,000     PNC Bank NA, 5.25% due 1/15/2017                                         3,054,058
                           3,940,000     PNC Funding Corp., 6.125% due 2/15/2009                                  4,124,924
                           2,340,000     Popular North America, Inc., 3.875% due 10/01/2008                       2,300,477
                           7,110,000     Sovereign Bank, 5.125% due 3/15/2013                                     7,022,689
                           1,495,000     US Bancorp, 3.17% due 9/16/2005 (b)                                      1,495,993
                           4,335,000     Wells Fargo & Co., 5% due 11/15/2014                                     4,293,206
                                                                                                            ---------------
                                                                                                                 55,989,233

Commercial Services        2,355,000     Aramark Services, Inc., 6.375% due 2/15/2008                             2,463,448
& Supplies--0.6%                         Cendant Corp.:
                           3,365,000         6.25% due 1/15/2008                                                  3,502,453
                           6,530,000         7.375% due 1/15/2013                                                 7,377,072
                           3,015,000     International Lease Finance Corp., 2.95% due 5/23/2006                   2,967,143
                                                                                                            ---------------
                                                                                                                 16,310,116

Communications             5,185,000     Harris Corp., 6.35% due 2/01/2028                                        5,432,293
Equipment--0.2%

Consumer Finance--0.4%     4,070,000     Capital One Bank, 5.75% due 9/15/2010                                    4,204,485
                           2,775,000     Capital One Financial Corp., 4.80% due 2/21/2012                         2,695,477
                                         MBNA Corp.:
                           3,240,000         6.25% due 1/17/2007                                                  3,345,420
                             870,000         5.625% due 11/30/2007                                                  891,755
                           2,750,000         4.625% due 9/15/2008                                                 2,737,600
                                                                                                            ---------------
                                                                                                                 13,874,737


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
Industry++++                  Amount     Corporate Bonds                                                           Value
Containers &                             Sealed Air Corp. (a):
Packaging--0.2%      USD   3,080,000         5.375% due 4/15/2008                                           $     3,131,836
                           3,830,000         6.95% due 5/15/2009                                                  4,077,855
                                                                                                            ---------------
                                                                                                                  7,209,691

Diversified Financial      2,675,000     American Honda Finance Corp., 3.39% due 10/03/2005 (a)(b)                2,679,566
Services--3.7%                           Citigroup, Inc.:
                           1,150,000         5.75% due 5/10/2006                                                  1,171,949
                           8,865,000         5.625% due 8/27/2012                                                 9,184,362
                           4,730,000         5.85% due 12/11/2034                                                 4,816,876
                                         Ford Motor Credit Co.:
                          12,568,000         3.92% due 9/28/2007 (b)                                             12,255,962
                           5,950,000         7.375% due 10/28/2009                                                5,976,002
                           7,945,000         7.375% due 2/01/2011                                                 7,893,636
                           5,940,000     General Electric Capital Corp., 6.75% due 3/15/2032                      6,856,679
                          17,302,000     General Motors Acceptance Corp., 4.203% due 9/23/2008 (b)               15,794,702
                                         JPMorgan Chase & Co.:
                              10,000         4.50% due 11/15/2010                                                     9,847
                           5,915,000         5.75% due 1/02/2013                                                  6,146,726
                           4,760,000         4.75% due 3/01/2015                                                  4,556,405
                                         Sigma Finance Corp. (b):
                          21,350,000         4.939% due 8/15/2011                                                21,350,000
                           9,600,000         5.49% due 3/31/2014                                                  9,682,877
                                                                                                            ---------------
                                                                                                                108,375,589

Diversified                3,820,000     Alltel Corp., 4.656% due 5/17/2007                                       3,843,226
Telecommunication          5,610,000     BellSouth Corp., 6% due 11/15/2034                                       5,581,860
Services--1.6%            10,012,000     Deutsche Telekom International Finance BV, 5.25% due 7/22/2013          10,040,564
                           7,020,000     GTE Corp., 6.84% due 4/15/2018                                           7,717,430
                           3,855,000     Royal KPN NV, 8% due 10/01/2010                                          4,402,961
                           5,100,000     Sprint Capital Corp., 8.75% due 3/15/2032                                6,616,541
                           4,960,000     TELUS Corp., 7.50% due 6/01/2007                                         5,279,548
                           2,760,000     Verizon Global Funding Corp., 7.75% due 12/01/2030                       3,335,730
                                                                                                            ---------------
                                                                                                                 46,817,860

Electric Utilities--3.0%   9,740,000     AEP Texas Central Co. Series D, 5.50% due 2/15/2013 (a)                  9,934,712
                             750,000     Ameren Corp., 4.263% due 5/15/2007                                         748,334
                           3,330,000     Entergy Arkansas, Inc., 5.66% due 2/01/2025                              3,302,178
                           4,730,000     Entergy Louisiana, Inc., 5.09% due 11/01/2014                            4,622,913
                             520,000     Exelon Corp., 6.75% due 5/01/2011                                          565,823
                           5,920,000     Exelon Generation Co. LLC, 5.35% due 1/15/2014                           5,941,703
                           6,040,000     FirstEnergy Corp. Series B, 6.45% due 11/15/2011                         6,372,472
                          15,300,000     PPL Capital Funding, 3.87% due 5/18/2006 (b)                            15,321,741
                           3,965,000     PSEG Power LLC, 6.95% due 6/01/2012                                      4,388,303
                                         Pacific Gas & Electric Co.:
                           4,137,000         3.82% due 4/03/2006 (b)                                              4,147,843
                           7,675,000         6.05% due 3/01/2034                                                  7,880,805
                           3,165,000     Pepco Holdings, Inc., 4% due 5/15/2010                                   3,044,920
                           3,905,000     Public Service Co. of New Mexico, 4.40% due 9/15/2008                    3,865,630
                           4,225,000     SPI Electricity & Gas Australia Holdings Pty Ltd., 6.15%
                                         due 11/15/2013 (a)                                                       4,492,654
                                         Southern California Edison Co.:
                             905,000         2.93% due 1/13/2006 (b)                                                906,535
                           1,709,000         8% due 2/15/2007                                                     1,819,759
                           4,335,000     TXU Corp., 5.55% due 11/15/2014 (a)                                      4,113,096
                           2,855,000     Westar Energy, Inc., 6% due 7/01/2014                                    3,017,175
                                                                                                            ---------------
                                                                                                                 84,486,596


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
Industry++++                  Amount     Corporate Bonds                                                           Value
Electronic           USD  12,690,000     Celestica Inc., 3.457% due 8/01/2020 (c)(e)                        $     7,122,263
Equipment                  3,820,000     Jabil Circuit, Inc., 5.875% due 7/15/2010                                3,944,395
& Instruments--0.4%                                                                                         ---------------
                                                                                                                 11,066,658

Energy Equipment &         2,410,000     Midamerican Energy Holdings Co., 5.875% due 10/01/2012                   2,502,867
Services--0.1%

Food Products--0.2%        6,005,000     Cadbury Schweppes US Finance LLC, 3.875% due 10/01/2008 (a)              5,875,292

Foreign Government   EUR  12,504,000     Bundesobligation Series 143, 3.50% due 10/10/2008 (1)                   16,616,341
Obligations***--1.2% USD   2,785,000     Chile Government International Bond, 5.50% due 1/15/2013 (1)             2,846,548
                                         Mexico Government International Bond (1):
                           7,180,000         9.875% due 2/01/2010                                                 8,544,200
                           3,535,000         6.375% due 1/16/2013                                                 3,667,563
                           2,380,000         5.875% due 1/15/2014                                                 2,362,150
                                                                                                            ---------------
                                                                                                                 34,036,802

Gas Utilities--0.4%        6,230,000     Gazprom International SA, 7.201% due 2/01/2020 (a)                       6,354,600
                           3,980,000     Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007                3,853,579
                                                                                                            ---------------
                                                                                                                 10,208,179

Health Care Providers      5,660,000     Coventry Health Care, Inc., 5.875% due 1/15/2012 (a)                     5,660,000
& Services--0.3%           3,706,000     Manor Care, Inc., 7.50% due 6/15/2006                                    3,835,955
                                                                                                            ---------------
                                                                                                                  9,495,955

Hotels, Restaurants          350,000     Hilton Hotels Corp., 7.625% due 12/01/2012                                 399,584
& Leisure--0.0%

Household                  4,350,000     American Greetings, 6.10% due 8/01/2028                                  4,534,875
Durables--0.8%                           DR Horton, Inc.:
                           5,960,000         5% due 1/15/2009                                                     5,804,498
                           3,085,000         6.875% due 5/01/2013                                                 3,200,686
                           4,315,000         5.625% due 9/15/2014                                                 4,096,316
                           6,185,000     KB Home, 5.75% due 2/01/2014                                             5,924,154
                                                                                                            ---------------
                                                                                                                 23,560,529

Industrial                 3,025,000     Hutchison Whampoa International 1/11 Ltd., 7% due 2/16/2011 (a)          3,292,779
Conglomerates--0.7%        6,130,000     Textron Financial Corp., 2.75% due 6/01/2006                             6,000,639
                           9,425,000     Tyco International Group SA, 6.75% due 2/15/2011                        10,212,760
                                                                                                            ---------------
                                                                                                                 19,506,178

Insurance--1.1%            5,020,000     AON Corp., 6.70% due 1/15/2007                                           5,195,665
                           4,542,000     Fund American Cos., Inc., 5.875% due 5/15/2013                           4,611,529
                             240,000     MassMutual Global Funding, LLC, 7% due 7/07/2006                           248,144
                           2,790,000     Montpelier Re Holdings Ltd., 6.125% due 8/15/2013                        2,849,165
                           5,950,000     NLV Financial Corp., 7.50% due 8/15/2033 (a)                             6,692,358
                           1,985,000     North Front Pass-Through Trust, 5.81% due 12/15/2024 (a)(b)              1,965,067
                             735,000     Principal Life Global Funding I, 3.625% due 4/30/2008 (a)                  717,800
                           1,450,000     Prudential Financial, Inc., 4.104% due 11/15/2006                        1,454,768
                           5,060,000     Prudential Holdings LLC, 8.695% due 12/18/2023 (a)                       6,403,329
                                                                                                            ---------------
                                                                                                                 30,137,825

Media--2.0%                  145,000     COX Communications, Inc., 7.125% due 10/01/2012                            158,136
                                         Clear Channel Communications, Inc.:
                           5,970,000         5.75% due 1/15/2013                                                  5,875,507
                           3,435,000         5.50% due 9/15/2014                                                  3,280,009


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
Industry++++                  Amount     Corporate Bonds                                                           Value
Media                USD   3,000,000     Comcast Cable Communications, 6.375% due 1/30/2006                 $     3,052,938
(concluded)                6,587,000     Comcast Cable Communications Holdings, Inc., 8.375% due 3/15/2013        7,826,891
                           8,360,000     Historic TW, Inc., 9.125% due 1/15/2013                                 10,329,733
                           4,545,000     Lenfest Communications, Inc., 10.50% due 6/15/2006                       4,840,352
                           2,605,000     Media General, Inc., 6.95% due 9/01/2006                                 2,676,520
                           4,625,000     News America, Inc., 6.75% due 1/09/2038                                  5,083,657
                           4,560,000     Tele-Communications-TCI Group, 9.80% due 2/01/2012                       5,715,691
                           4,975,000     Time Warner, Inc., 7.625% due 4/15/2031                                  5,844,461
                                                                                                            ---------------
                                                                                                                 54,683,895

Multi-Utilities                          Dominion Resources, Inc. Series B:
& Unregulated              3,265,000         7.625% due 7/15/2005                                                 3,304,578
Power--0.7%                3,325,000         3.094% due 5/15/2006 (b)                                             3,332,983
                                         Sempra Energy:
                           3,035,000         4.621% due 5/17/2007                                                 3,047,031
                           2,275,000         7.95% due 3/01/2010                                                  2,560,879
                           2,265,000         6% due 2/01/2013                                                     2,373,226
                           4,335,000     Southern Power Co. Series B, 6.25% due 7/15/2012                         4,657,411
                                                                                                            ---------------
                                                                                                                 19,276,108

Oil & Gas--2.7%            2,845,000     Amerada Hess Corp., 7.125% due 3/15/2033                                 3,163,691
                             802,000     Anadarko Finance Co. Series B, 6.75% due 5/01/2011                         882,758
                                         Consolidated Natural Gas Co.:
                           2,875,000         5% due 12/01/2014                                                    2,811,115
                             230,000         Series B, 5.375% due 11/01/2006                                        234,192
                           5,925,000     Enterprise Products Operating LP, 5.60% due 10/15/2014 (a)               5,847,560
                           4,516,225     Kern River Funding Corp., 4.893% due 4/30/2018 (a)                       4,502,360
                                         Kinder Morgan Energy Partners LP:
                           1,740,000         5.35% due 8/15/2007                                                  1,760,732
                           4,840,000         5.125% due 11/15/2014                                                4,709,117
                           3,470,000     Kinder Morgan, Inc., 5.15% due 3/01/2015                                 3,380,741
                           2,410,000     Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                          2,440,756
                           3,800,000     Nexen, Inc., 5.875% due 3/10/2035                                        3,634,624
                           6,360,000     Occidental Petroleum Corp., 6.75% due 1/15/2012                          7,035,960
                          15,500,000     Pemex Project Funding Master Trust, 4.31% due 6/15/2010 (a)(b)          15,810,000
                           4,145,000     Pioneer Natural Resources Co., 7.20% due 1/15/2028                       4,735,256
                           4,850,000     Tengizchevroil Finance Co. SARL, 6.124% due 11/15/2014 (a)               4,801,500
                                         Texaco Capital, Inc.:
                             885,000         8.625% due 6/30/2010                                                 1,047,644
                              55,000         8.625% due 11/15/2031                                                   81,316
                           8,610,000     Ultramar Diamond Shamrock Corp., 6.75% due 10/15/2037                    9,936,680
                                                                                                            ---------------
                                                                                                                 76,816,002

Paper & Forest                           Celulosa Arauco y Constitucion SA:
Products--0.8%             3,940,000         8.625% due 8/15/2010                                                 4,519,113
                           1,400,000         5.125% due 7/09/2013                                                 1,338,890
                           9,090,000     Champion International Corp., 6.65% due 12/15/2037                      10,166,447
                           3,020,000     Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                            2,897,252
                           3,000,000     Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)                         3,254,115
                                                                                                            ---------------
                                                                                                                 22,175,817

Pharmaceuticals--0.3%         84,000     Eli Lilly & Co., 7.125% due 6/01/2025                                      101,463
                           8,570,000     Wyeth, 5.50% due 3/15/2013                                               8,711,568
                                                                                                            ---------------
                                                                                                                  8,813,031


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)
                                Face
Industry++++                  Amount     Corporate Bonds                                                           Value
Real Estate--0.6%    USD   2,075,000     Developers Diversified Realty Corp., 6.625% due 1/15/2008          $     2,171,579
                           1,585,000     Health Care Property Investors, Inc., 6.50% due 2/15/2006                1,615,617
                           1,545,000     Highwoods Properties, Inc., 7% due 12/01/2006                            1,597,794
                           1,913,000     Nationwide Health Properties, Inc., 6.59% due 7/07/2038                  1,982,241
                           9,055,000     Westfield Capital Corp. Ltd., 5.125% due 11/15/2014 (a)                  8,918,940
                                                                                                            ---------------
                                                                                                                 16,286,171

Road & Rail--0.3%          2,515,000     Norfolk Southern Corp., 7.25% due 2/15/2031                              3,015,991
                                         Union Pacific Corp.:
                           2,180,000         7.25% due 11/01/2008                                                 2,371,574
                           2,100,000         5.375% due 5/01/2014                                                 2,123,197
                                                                                                            ---------------
                                                                                                                  7,510,762

Software--0.2%             6,840,000     Computer Associates International, Inc., 5.625% due 12/01/2014 (a)       6,726,962

Thrifts & Mortgage         5,510,000     Countrywide Home Loans, Inc., 5.625% due 7/15/2009                       5,633,490
Finance--0.3%              4,165,000     Washington Mutual, Inc., 4.20% due 1/15/2010                             4,053,153
                                                                                                            ---------------
                                                                                                                  9,686,643

Wireless                   2,298,000     AT&T Wireless Services, Inc., 8.75% due 3/01/2031                        3,031,777
Telecommunication          5,430,000     America Movil SA de C.V., 6.375% due 3/01/2035                           4,912,977
Services--0.3%                                                                                              ---------------
                                                                                                                  7,944,754

                                         Total Corporate Bonds
                                         (Cost--$830,266,688)--29.3%                                            832,637,244


                                         Preferred Securities

                                         Capital Trusts
Commercial                 3,060,000     BAC Capital Trust VI, 5.625% due 3/08/2035                               2,929,837
Banks--0.1%

Electric Utilities--0.1%   1,485,000     Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)                  1,507,366

Oil & Gas--0.1%            3,055,000     Pemex Project Funding Master Trust, 7.375% due 12/15/2014                3,268,850

                                         Total Capital Trusts
                                         (Cost--$7,733,636)--0.3%                                                 7,706,053



                              Shares
                                Held     Preferred Stocks
Commercial                       565     DG Funding Trust, 5.34% (a)                                              6,094,937
Banks--0.2%

Diversified Financial            500     Home Ownership Funding CP II, 13.34% (a)                                   178,031
Services--0.0%

Electric                       9,000     Duquesne Light Co., 6.50%                                                  488,385
Utilities--0.0%

Thrifts & Mortgage           183,800     Fannie Mae, 7%                                                          10,166,438
Finance--0.4%

                                         Total Preferred Stocks
                                         (Cost--$17,390,909)--0.6%                                               16,927,791


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)

                                         Preferred Securities

                                Face
Industry++++                  Amount     Trust Preferred                                                           Value
Aerospace &          USD  15,510,000     RC Trust I, 7% due 5/15/2006 (e)                                   $    15,838,062
Defense--0.5%
                                         Total Trust Preferred
                                         (Cost--$16,067,235)--0.5%                                               15,838,062

                                         Total Preferred Securities
                                         (Cost--$41,191,780)--1.4%                                               40,471,906



                                         Short-Term Securities
Commercial                45,115,000     Atlantic Asset Securitization Corp., 2.75% due 4/13/2005                45,073,645
Paper**--26.0%            14,250,000     Bell South Capital Funding Corp., 2.78% due 5/09/2005                   14,208,184
                          19,166,000     Bryant Park Funding LLC, 2.63% due 4/06/2005                            19,158,999
                          34,800,000     CBA (Delaware) Finance Inc., 2.77% due 4/26/2005                        34,733,058
                          20,250,000     CRC Funding, LLC, 2.63% due 4/14/2005                                   20,230,768
                          22,400,000     Caterpillar Financial Services Corp., 2.75% due 4/28/2005               22,353,800
                          50,000,000     Citigroup Global Markets Holdings Inc., 2.62% due 4/18/2005             49,938,139
                          50,000,000     Dexia Delaware LLC, 2.76% due 5/04/2005                                 49,873,500
                          25,000,000     International Lease Finance Corp., 2.67% due 4/13/2005                  24,977,750
                          26,510,000     Jupiter Securitization Corp., 2.68% due 4/08/2005                       26,496,237
                          63,000,000     Nordea North America, Inc., 2.60% due 4/12/2005                         62,949,950
                          43,446,000     Old Line Funding, LLC, 2.78% due 4/26/2005                              43,362,125
                          50,000,000     Polonius Inc., 2.69% due 4/07/2005                                      49,977,583
                          25,000,000     Province of Quebec, 2.74% due 4/18/2005                                 24,967,653
                                         Rabobank USA Financial Corp.:
                          50,000,000         2.60% due 4/01/2005                                                 50,000,000
                          26,000,000         2.69% due 4/13/2005                                                 25,976,687
                          26,900,000     San Paolo IMI US Financial Co., 2.65% due 4/11/2005                     26,880,124
                          20,000,000     Scaldis Capital LLC, 2.75% due 4/15/2005                                19,978,611
                          20,000,000     Shell Finance UK Plc, 2.67% due 4/13/2005                               19,982,200
                          50,000,000     Swedbank (ForeningsSparbanken), 2.77% due 5/03/2005                     49,876,889
                          50,000,000     UBS Finance (Delaware) Inc., 2.70% due 4/21/2005                        49,922,917
                          10,000,000     Windmill Funding Corp., 2.63% due 4/05/2005                              9,997,078

                                         Total Short-Term Securities
                                         (Cost--$740,915,896)--26.0%                                            740,915,896



                           Number of
                           Contracts     Options Purchased
Call Options                208++++++    London InterBank Offered Rate (LIBOR) Linked Floor, expiring
Purchased--0.0%                          April 2005 at 1.50%, Broker JPMorgan Chase Bank                              2,080

                                         Total Options Purchased
                                         (Premiums Paid--$124,800)--0.0%                                              2,080

                                         Total Investments
                                         (Cost--$2,904,164,894)--102.1%                                       2,906,311,247


                                         Options Written
Call Options                 16++++++    Swaption, expiring March 2010 at 1.05%, Broker Lehman Brothers
Written--0.1%                            Special Finance (f)                                                        (2,681)
                             63++++++    Swaption, expiring January 2015 at 5.14%, Broker Deutsche
                                         Bank AG London (f)                                                     (2,024,232)
                        443,500          U.S. Treasury Bonds, expiring May 2005 at USD 112, Broker
                                         Greenwich Capital Markets, Inc.                                          (356,885)
                                                                                                            ---------------
                                                                                                                (2,383,798)


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Schedule of Investments (continued)                                      Master Core Bond Portfolio       (in U.S. dollars)

                           Number of
                           Contracts     Options Written                                                           Value
Put Options                  16++++++    Swaption, expiring June 2005 at 1.05%, Broker Lehman Brothers
Written--0.1%                            Special Finance (f)                                                $     (100,695)
                             63++++++    Swaption, expiring January 2008 at 5.14%, Broker Deutsche
                                         Bank AG, London (f)                                                    (2,024,232)
                          1,896          U.S. Treasury Bond Future, expiring May 2005 at USD 108, Broker
                                         Greenwich Capital Markets, Inc.                                          (770,250)
                                                                                                            ---------------
                                                                                                                (2,895,177)

                                         Total Options Written
                                         (Premiums Received--$6,154,174)--(0.2%)                                (5,278,975)

                                         Total Investments, Net of Options Written
                                         (Cost--$2,898,010,720*)--101.9%                                      2,901,032,272
                                         Liabilities in Excess of Other Assets--(1.9%)                         (53,871,550)
                                                                                                            ---------------
                                         Net Assets--100.0%                                                 $ 2,847,160,722
                                                                                                            ===============

    ++ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

  ++++ For Master Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++++++ One contract represents a notional amount of $1,000,000.

     * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2005, as computed for federal income tax purposes, were as follows:

       Aggregate cost, including options                  $   2,899,173,770
                                                          =================
       Gross unrealized appreciation                      $      19,852,997
       Gross unrealized depreciation                           (17,994,495)
                                                          -----------------
       Net unrealized appreciation                        $       1,858,502
                                                          =================


    ** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Master Portfolio.

   *** Corresponding industry group for foreign securities:
       (1)  Government entity.

   (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   (b) Floating rate note.

   (c) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Master Portfolio.

   (d) All or a portion of security held as collateral in connection with open financial futures contracts.

   (e) Convertible security.

   (f) This European style swaption, which can be exercised only to the expiration date, represents a standby commitment whereby the Master Portfolio is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

   (g) The security is a perpetual bond and has no definite maturity date.

       Investments in companies considered to be an affiliate of the Master
       Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  Interest/
                                                  Net              Dividend
       Affiliate                                Activity             Income

       Merrill Lynch Liquidity Series, LLC
          Money Market Series                      --               $   143
       Merrill Lynch Premier Institutional
         Fund                                 (98,432,250)          $37,634


       Financial futures contracts purchased as of March 31, 2005 were as follows:

       Number of                    Expiration      Face         Unrealized
       Contracts       Issue           Date        Value       Depreciation

         78         5-Year U.S.        June
                   Treasury Note       2005      $8,384,752    $   (31,440)

                                                               ------------
       Total Unrealized Depreciation--Net                      $   (31,440)
                                                               ============


       Financial futures contracts sold as of March 31, 2005 were as follows:

                                                                 Unrealized
       Number of                    Expiration      Face       Appreciation
       Contracts       Issue           Date        Value     (Depreciation)

            655     2-Year U.S.        June
                   Treasury Note       2005     $135,839,032   $    325,673
          1,023    10-Year U.S.        June
                   Treasury Note       2005     $111,292,818      (485,916)
                                                               ------------
       Total Unrealized Depreciation--Net                      $  (160,243)
                                                               ============


       Forward foreign exchange contracts as of March 31, 2005 were as follows:

       Foreign Currency                 Settlement               Unrealized
       Sold                                Date                Depreciation

       EUR 12,944,255                   April 2005             $  (117,441)
                                                               ------------
       Total Unrealized Depreciation on
       Forward Foreign Exchange Contracts
       (USD Commitment--$16,708,314)                           $  (117,441)
                                                               ============


       Currency Abbreviations:
             EUR Euro
             USD U.S. Dollar


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Schedule of Investments (continued)

Master Core Bond Portfolio                                (in U.S. dollars)


Swaps outstanding as of March 31, 2005 were as follows:


                                              Notional           Unrealized
                                               Amount          Appreciation

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .12%

Broker, UBS Warburg
Expires April 2005                          $100,000,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .10%

Broker, UBS Warburg
Expires June 2005                           $ 54,100,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .105%

Broker, UBS Warburg
Expires July 2005                           $ 50,900,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .10%

Broker, Lehman Brothers
Special Finance
Expires August 2005                         $174,800,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers CMBS
Investment Grade Index Total
Return and pay a floating rate
based on 1-month USD LIBOR,
minus .14%

Broker, UBS Warburg
Expires August 2005                         $ 32,500,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers MBS Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .10%

Broker, Lehman Brothers
Special Finance
Expires September 2005                      $131,050,000                 --



                                                                 Unrealized
                                              Notional         Appreciation
                                               Amount        (Depreciation)

Receive (pay) a variable return
based on the change in the
Lehman Brothers U.S. Treasury
Index Total Return and pay a
floating rate based on 1-month
USD LIBOR, minus .15%

Broker, Lehman Brothers
Special Finance
Expires November 2005                       $139,100,000                 --

Receive (pay) a variable return
based on the change in the
Lehman Brothers U.S. Treasury
Index Total Return and pay a
floating rate based on 1-month
USD LIBOR, minus .15%

Broker, Lehman Brothers
Special Finance
Expires February 2006                       $163,800,000                 --

Bought credit default protection
on Aon Corp. Inc and pay .37%

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2007                        $  5,525,000       $   (21,211)

Receive a floating rate based on
3-month USD LIBOR and pay a
fixed rate of 2.8025%

Broker, JPMorgan Chase Bank
Expires January 2007                        $  5,525,000            137,213

Bought credit default protection
on Weyerhauser Co. and pay .73%

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $  5,490,000           (81,214)

Sold credit default protection on
Sprint Corporation and receive
1.50%

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $  5,490,000            206,331

Sold credit default protection on
Comcast Cable Communications,
Inc. and receive 1.15%

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2008                      $  5,490,000            152,183

Pay 3.875% on Treasury Inflation
Protected Securities (TIPS) adjusted
principal and receive a fixed rate
of 3.401%

Broker, JPMorgan Chase Bank
Expires January 2009                        $ 16,302,000          (345,928)



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Schedule of Investments (concluded)

Master Core Bond Portfolio                                (in U.S. dollars)

Swaps outstanding as of March 31, 2005 were as follows (concluded):


                                                                 Unrealized
                                              Notional         Appreciation
                                               Amount        (Depreciation)

Sold credit default protection on
Raytheon Co. and receive .73%

Broker, JPMorgan Chase Bank
Expires March 2009                          $  3,165,000       $   (48,048)

Bought credit default protection on
Boeing Capital Corp. and pay .48%

Broker, JPMorgan Chase Bank
Expires March 2009                          $  3,165,000           (26,491)

Sold credit default protection on
Nextel Communications Inc. and
receive 1.72%

Broker, JPMorgan Chase Bank
Expires September 2009                      $  6,360,000            294,633

Sold credit default protection on
Dow Jones CDX North America
Investment Grade High Volatility
Index Series 2 and receive .60%

Broker, Morgan Stanley
Capital Services, Inc.
Expires September 2009                      $ 35,568,241            117,004

Bought credit default protection on
Hewlett-Packard Co. and pay .31%

Broker, Lehman Brothers
Special Finance
Expires December 2009                       $  6,270,000              (696)

Bought credit default protection
on Petroleos Mexicanos and pay
1.09%

Broker, Lehman Brothers
Special Finance
Expires December 2009                       $ 12,545,000             13,473

Sold credit default protection on
Computer Associates International
Inc. and receive .83%

Broker, Lehman Brothers
Special Finance
Expires December 2009                       $  6,270,000             64,242



                                              Notional           Unrealized
                                               Amount          Depreciation

Sold credit default protection on
Mexico Government International
Bond and receive .92%

Broker, Lehman Brothers
Special Finance
Expires December 2009                       $ 12,545,000       $   (43,719)

Receive a floating rate based on
3-month USD LIBOR, plus .50%,
which is capped at a fixed coupon
of 6% until 11/18/2007 and 6.50%
through expiration and pay a
floating rate based on 3-month
USD LIBOR

Broker, Lehman Brothers
Special Finance
Expires November 2010                       $131,450,000           (86,027)

Pay 3.50% on TIPS adjusted
principal and receive a fixed rate
of 4.17%

Broker, Morgan Stanley
Capital Services, Inc.
Expires January 2011                        $ 14,075,000          (621,641)

Sold credit default protection on
Dana Corporation and receive
1.55%

Broker, UBS Warburg
Expires September 2011                      $  3,175,000          (211,677)

Sold credit default protection on
Dana Corporation and receive
1.56%

Broker UBS Warburg
Expires September 2011                      $  6,360,000          (420,841)
                                                               ------------
Total                                                          $  (922,414)
                                                               ============

See Notes to Finanical Statements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statement of Assets and Liabilities                                                              Master Core Bond Portfolio

As of March 31, 2005
Assets

           Investments in unaffiliated securities, at value
           (identified cost--$2,904,040,094)                                                                $ 2,906,309,167
           Options purchased, at value (premiums paid--$124,800)                                                      2,080
           Unrealized appreciation on swaps                                                                          11,379
           Swap premiums paid                                                                                       101,051
           Cash                                                                                                     148,734
           Receivables:
               Contributions                                                              $    72,412,565
               Securities sold                                                                 21,480,334
               Interest                                                                        14,749,617
               Principal paydowns                                                                 157,295
               Dividends                                                                           75,866
               Securities lending                                                                     762       108,876,439
                                                                                          ---------------
           Prepaid expenses                                                                                          32,567
                                                                                                            ---------------
           Total assets                                                                                       3,015,481,417
                                                                                                            ---------------

Liabilities

           Options written, at value (premiums received--$6,154,174)                                              5,278,975
           Unrealized depreciation on swaps                                                                         933,793
           Unrealized depreciation on forward foreign exchange contracts                                            117,441
           Payables:
               Securities purchased                                                           153,100,573
               Swaps                                                                            4,147,149
               Withdrawals                                                                      3,542,776
               Variation margin                                                                   977,750
               Investment adviser                                                                 122,946
               Other affiliates                                                                    28,868       161,920,062
                                                                                          ---------------
           Accrued expenses                                                                                          70,424
                                                                                                            ---------------
           Total liabilities                                                                                    168,320,695
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 2,847,160,722
                                                                                                            ===============

Net Assets Consist of

           Investors' capital                                                                               $ 2,845,372,346
           Unrealized appreciation--net                                                                           1,788,376
                                                                                                            ---------------
           Net Assets                                                                                       $ 2,847,160,722
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statement of Operations                                                                          Master Core Bond Portfolio

For the Six Months Ended March 31, 2005
Investment Income

           Interest                                                                                         $    51,391,210
           Dividends                                                                                                353,632
           Securities lending--net                                                                                   37,777
                                                                                                            ---------------
           Total income                                                                                          51,782,619
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       886,979
           Accounting services                                                                    361,457
           Custodian fees                                                                          73,217
           Professional fees                                                                       45,326
           Pricing fees                                                                            23,660
           Trustees' fees and expenses                                                             16,335
           Printing and shareholder reports                                                         6,153
           Other                                                                                   40,663
                                                                                          ---------------
           Total expenses                                                                                         1,453,790
                                                                                                            ---------------
           Investment income--net                                                                                50,328,829
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 4,977,674
               Futures contracts and swaps--net                                                 (739,836)
               Options written--net                                                             5,978,762
               Foreign currency transactions--net                                             (1,236,878)         8,979,722
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                              (30,838,557)
               Futures contracts and swaps--net                                               (1,034,395)
               Options written--net                                                               875,199
               Foreign currency transactions--net                                               (338,407)      (31,336,160)
                                                                                          ---------------   ---------------
           Total realized and unrealized loss--net                                                             (22,356,438)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    27,972,391
                                                                                                            ===============

           See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Statements of Changes in Net Assets                                                              Master Core Bond Portfolio

                                                                                          For the Six       For the Period
                                                                                          Months Ended    October 1, 2003++
                                                                                           March 31,       to September 30,
Increase (Decrease) in Net Assets:                                                            2005               2004
Operations

           Investment income--net                                                         $    50,328,829   $    95,862,703
           Realized gain--net                                                                   8,979,722        42,243,894
           Change in unrealized appreciation/depreciation--net                               (31,336,160)       (9,073,551)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                27,972,391       129,033,046
                                                                                          ---------------   ---------------

Capital Transactions

           Proceeds from contributions                                                        436,074,461     2,762,946,486
           Fair value of net asset contributions                                                       --     1,889,781,052
           Fair value of withdrawals                                                        (343,637,692)   (2,055,009,022)
                                                                                          ---------------   ---------------
           Net increase in net assets derived from capital transactions                        92,436,769     2,597,718,516
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                       120,409,160     2,726,751,562
           Beginning of period                                                              2,726,751,562                --
                                                                                          ---------------   ---------------
           End of period                                                                  $ 2,847,160,722   $ 2,726,751,562
                                                                                          ===============   ===============

               ++ Commencement of operations.

                  See Notes to Financial Statements.



Financial Highlights                                                                             Master Core Bond Portfolio

                                                                                          For the Six       For the Period
                                                                                         Months Ended     October 1, 2003++
The following ratios have been derived from                                                March 31,       to September 30,
information provided in the financial statements.                                             2005               2004
Total Investment Return

           Total investment return                                                               1.00%+++          4.34%+++
                                                                                          ===============   ===============

Ratios to Average Net Assets

           Expenses                                                                                 .11%*              10%*
                                                                                          ===============   ===============
           Investment income--net                                                                  3.67%*            3.39%*
                                                                                          ===============   ===============

Supplemental Data

           Net assets, end of period (in thousands)                                       $     2,847,161   $     2,726,752
                                                                                          ===============   ===============
           Portfolio turnover                                                                      84.05%           258.01%
                                                                                          ===============   ===============

             * Annualized.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Notes to Financial Statements
Master Core Bond Portfolio


1. Significant Accounting Policies:
Master Core Bond Portfolio (the "Master Portfolio") is part of Master Bond Trust (the "Trust"). The Master Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Master Portfolio, subject to certain limitations. The Master Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master Portfolio.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Master Portfolio from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Master Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Master Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Master Portfolio may engage in various portfolio investment strategies both to increase the return of the Master Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)
Master Core Bond Portfolio


* Financial futures contracts--The Master Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Master Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Master Portfolio may purchase and write call and put options. When the Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Master Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Master Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Master Portfolio, sold by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

* Swaps--The Master Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Master Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005



Notes to Financial Statements (continued)
Master Core Bond Portfolio


(d) Income taxes--The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Where the Master Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Master Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays a monthly fee with respect to the Master Portfolio based upon the aggregate average daily value of the Master Portfolio's and Merrill Lynch Bond Fund, Inc. (the "Fund") High Income and Intermediate Term Portfolio's net assets at an annual rate of .20% of the average daily net assets not exceeding $250 million; .15% of average daily net assets in excess of $250 million but less than $500 million; ..10% of average daily net assets in excess of $500 million but less than $750 million and .05% in excess of $750 million. For the six months ended March 31, 2005, the aggregate average daily net assets of the Master Portfolio, including the Fund's High Income Portfolio and Intermediate Term Portfolio, was approximately $5,069,864,000. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Master Portfolio. There is no increase in the aggregate fees paid by the Master Portfolio for these services.

The Master Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM,or its affiliates. Pursuant to that order, the Master Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Master Portfolio, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended March 31, 2005, MLIM, LLC received $15,841 in securities lending agent fees.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Notes to Financial Statements (concluded)
Master Core Bond Portfolio


For the six months ended March 31, 2005, the Master Portfolio reimbursed FAM $30,314 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended March 31, 2005 were $2,030,615,434 and $2,508,883,985, respectively.


4. Short-Term Borrowings:
The Master Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master Portfolio may borrow up to the maximum amount allowable under the Master Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master Portfolio pays a commitment fee of ..07% per annum based on the Master Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Master Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Master Portfolio did not borrow under the credit agreement during the six months ended March 31, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the investment advisory agreement (the "Investment Advisory Agreement") between the Investment Adviser and Master Bond Trust, on behalf of the Core
Bond Portfolio, in which the Portfolio invests all of its assets (throughout this discussion the term "Portfolio" includes the Core Bond Portfolio of Master Bond Trust). The Board also reviews and evaluates the performance of and services provided by the Investment Adviser throughout each year. The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Portfolio between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Portfolio by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Portfolio by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Portfolio, such as transfer agency fees and fees for marketing and distribution; (b) Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall quality of services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Portfolio's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Portfolio; (c) a discussion by the Portfolio's portfolio management team of investment strategies used by the Portfolio during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Portfolio; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of Portfolio portfolio holdings, allocation of Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Portfolio.


Certain Specific Renewal Data

In connection with the most recent renewal of the Portfolio's
Investment Advisory Agreement and the sub-advisory agreement in February 2005, the independent directors' and Board's review included the following:


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Investment Adviser's Services and Portfolio Performance--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Portfolio, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Portfolio's investment performance, having concluded that the other services provided to the Portfolio by the Investment Adviser were satisfactory. The Board compared Portfolio performance - both including and excluding the effects of the Portfolio's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches importance to performance over relatively long periods of time, typically three to five years. The Board noted that the Portfolio's overall performance within the group compared for the one, three and five year periods generally ranked in the top half for all periods. The Board concluded that the Portfolio's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Portfolio's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Portfolio's portfolio managers. The Board also considered the experience of the Portfolio's portfolio managers and noted that each member of the Portfolio's management team has at least eight years experience investing in investment grade taxable fixed income securities. The Board concluded that the Investment Adviser and its investment staff and the Portfolio's portfolio managers have extensive experience in analyzing and managing the types of investments used by the Portfolio and that the Portfolio benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Portfolio's total expenses to those of other, comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as off-shore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Portfolio. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Portfolio, but believed that less extensive services were being provided to such clients. The Board noted that, during its most recent fiscal year, the Portfolio ranked below the median of its comparable funds classified by Lipper with respect to both its contractual and actual management fee rates and with respect to its overall operating expenses. The Board concluded that the Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Portfolio by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Portfolio and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Portfolio and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Portfolio to participate in these economies of scale. The Board noted that the Portfolio's management fee schedule includes breakpoints that reduce the management fee rate as the aggregate assets of the three portfolios that comprise the Fund increase above certain levels and that - at its current asset size - the Portfolio's management fee rate and total operating expenses have decreased as the Fund's assets have risen. The Board also noted that such breakpoints should continue to allow the Portfolio to realize such economies of scale as its assets increase. In that connection, the Board requested that the Investment Adviser consider ways in which further economies of scale might be realized, such as a reorganization with another similarly managed fund, and whether such actions would be in the best interests of the Portfolio and its shareholders.


Conclusion

After the independent directors deliberated in executive session, the entire Board including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
John Burger, Vice President
Patrick Maldari, Vice President
James J. Pagano, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director/ Trustee and Kevin A. Ryan, Director/Trustee of Merrill Lynch Bond Fund, Inc. and Master Bond Trust retired. The Fund's/Trust's Board of Directors/Trustees wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director/Trustee of the Fund and the Trust.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC., MARCH 31, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 -   Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies - Not
           Applicable

Item 8 -   Portfolio Managers of Closed-End Management Investment
           Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not
           Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not
           Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable


12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
Master Core Bond Portfolio of Master Bond Trust


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       --------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 23, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. and
       Master Core Bond Portfolio of Master Bond Trust


Date: May 23, 2005